Exhibit 10.5

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of December 30, 2011, is by and between Electromed, Inc., a Minnesota corporation (the “Borrower”), and U.S. Bank National Association, a national banking association (the “Bank”).

RECITALS

1.        The Bank and the Borrower entered into a Credit Agreement dated as of December 9, 2009 (the “Credit Agreement,” which term shall include any amendment, modification, supplement, extension, renewal, replacement, or restatement thereof), as amended and restated by that certain Amended and Restated Credit Agreement dated as of November 7, 2011, between the Bank and the Borrower.

2.        The Borrower desires to amend certain provisions of the Credit Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1.            Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires.

Section 2.            Amendments. The Credit Agreement is hereby amended as follows:

2.1        Definitions. Section 1.1 of the Credit Agreement is amended as follows:

(a)        The definitions of “Termination Date” and “Applicable Margin” are amended to read in their respective entireties as follows:

“Applicable Margin”: 3.08%.

“Termination Date”: The earlier of (a) December 31, 2013, or (b) the date on which the Revolving Commitment is terminated pursuant to Section 7.2.

Section 3.            Effectiveness of Amendments. The amendments in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

3.1        This Amendment duly executed by the Borrower.

3.2        A copy of the resolutions of the board of directors of the Borrower authorizing the execution, delivery, and performance of this Amendment certified as true and accurate by the Borrower’s secretary or assistant secretary, along with a certification by such secretary or assistant secretary (i) that the articles of incorporation of the Borrower provided to the Bank on December 9, 2009, have not been amended and the remain in full force and effect as of the date hereof; (ii) that the bylaws of the Borrower provided to the Bank on November 7, 2011, have not been amended and the remain in full force and effect as of the date hereof, and (iii) as to each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the “Amendment Documents”), and as to specimens of such officer’s signature and such officer’s incumbency in such offices as such officer holds.

3.3        A certification by the chief manager of the Guarantor (i) that the articles of incorporation of the Guarantor provided to the Bank on December 9, 2009, have not been amended and the remain in full force and effect as of the date hereof; (ii) that the bylaws of the Guarantor provided to the Bank on December 9, 2009, have not been amended and the remain in full force and effect as of the date hereof, and (iii) as to each officer of the Guarantor authorized to execute any Amendment Documents.

3.4        A consent by the Guarantor in the form of Exhibit A hereto, duly executed by the Guarantor.

3.5        Good standing certificates for the Borrower and Guarantor from the State of Minnesota issued as of a date acceptable to the Bank.

3.6        The Borrower shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

Section 4.            Representations, Warranties, Authority, No Adverse Claim.

4.1        Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties in the Credit Agreement are true, correct, and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date that the Bank has not waived.

4.2        Authority, No Conflict, No Consent Required. The Borrower represents and warrants that it has the power, legal right, and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection therewith by proper corporate action, and none of the Amendment Documents and the agreements therein contravenes or constitutes a default under any agreement, instrument, or indenture to which the Borrower is a party or a signatory, any provision of the Borrower’s articles of incorporation or bylaws, or any other agreement or requirement of law, or results in the imposition of any Lien on any of the Borrower’s property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval, or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those that the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank.

4.3        No Adverse Claim. The Borrower warrants, acknowledges, and agrees that no events have taken place and no circumstances exist at the date hereof that would give the Borrower a basis to assert a defense, offset, or counterclaim to any claim of the Bank with respect to the Obligations.

Section 5.           Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended to refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Bank that the Obligations are and continue to be secured by the security interests granted by the Borrower in favor of the Bank under the Security Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants, and representations of the Borrower under the Security Documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

Section 6.            Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

Section 7.            Successors. The Amendment Documents shall be binding upon the Borrower, the Bank, and their respective successors and assigns and shall inure to the benefit of the Borrower, the Bank, and the Bank’s successors and assigns.

Section 8.            Legal Expenses. As provided in Section 8.2 of the Credit Agreement, the Borrower shall pay or reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Bank, including filing and recording costs and fees, charges and disbursements of outside counsel to the Bank (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Bank in certain matters), and/or the allocated costs of in-house counsel incurred from time to time, in connection with the Credit Agreement, including in connection with the negotiation, preparation, execution, collection, and enforcement of the Amendment Documents and all other documents negotiated, prepared, and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Bank harmless from all liability for any stamp or other taxes that may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

Section 9.            Headings. The headings of various sections of this Amendment are for reference only and shall not be deemed to be a part of this Amendment.

Section 10.         Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document.

Section 11.        Governing Law and Construction. THE VALIDITY, CONSTRUCTION, AND ENFORCEABILITY OF THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Amendment and the other Loan Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Amendment, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto.

Section 12.         Consent to Jurisdiction. AT THE OPTION OF THE BANK, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY; AND THE BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AMENDMENT, THE BANK AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 13.         Waiver of Jury Trial. EACH OF THE BORROWER AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:
ELECTROMED, INC.

	By:	/s/ Robert D. Hansen
	Name:	Robert D. Hansen
	Title:	Chief Executive Officer

BANK:
	By:	/s/ Daniel J. Miller
	Name:	Daniel J. Miller
	Title:	Assistant Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

EXHIBIT A TO

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

REAFFIRMATION OF GUARANTY

This REAFFIRMATION OF GUARANTY is executed as of December __, 2011, and is made and given by Electromed Financial, LLC (the “Guarantor”) in favor of U.S. Bank National Association (the “Bank”).

The Guarantor has executed and delivered to the Bank a Guaranty dated as of December 9, 2009 (as amended, the “Guaranty”), in connection with the Credit Agreement dated as of December 9, 2009 (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”), by and between Electromed, Inc. (the “Borrower”) and the Bank, as amended and restated by that certain Amended and Restated Credit Agreement dated as of November 7, 2011, between the Bank and the Borrower, and the Notes (as defined in the Credit Agreement) made by the Borrower in favor of the Bank. Capitalized terms used but not defined herein shall have the meanings given in the Credit Agreement.

The Guarantor acknowledges that it has received a copy of the proposed First Amendment to Amended and Restated Credit Agreement, to be dated concurrently herewith (the “Amendment”). The Guarantor agrees and acknowledges that the Amendment shall in no way impair or limit the rights of the Bank under the Guaranty, and confirms that by, and subject to the terms and conditions of, the Guaranty, the Guarantor continues to guaranty payment and performance of the obligations of the Borrower to the Bank under the Credit Agreement and the Notes as amended pursuant to the Amendment. The Guarantor hereby confirms that the Guaranty remains in full force and effect, enforceable against the Guarantor in accordance with its terms.

ELECTROMED FINANCIAL, LLC

By:
Name:	Robert D. Hansen
Title:	Chairman and Chief Executive Officer

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